                                                                Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated August 24, 2006 relating to the financial statements of Novelis Inc., which appears in Novelis Inc.'s Annual
Report on Form 10-K for the year ended December 31, 2005.

/s/PricewaterhouseCoopers LLP

Atlanta, Georgia
December 22, 2006